SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2007

IPSCO INC.
(Exact Name of Registrant as Specified in Charter)

Canada	001-14568	98-0077354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Warrenville Road, Suite 500, Lisle, Illinois		60532
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (630) 810-4800

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 1, 2007, IPSCO Inc. (“IPSCO”) issued a press release (the “Press Release”) regarding the meeting and record dates for a special meeting of the shareholders to vote on a special resolution to approve an arrangement under section 192 of the Canada Business Corporations Act involving IPSCO, its shareholders and other securityholders, SSAB Svenskt Stål AB (“SSAB”), and SSAB Canada Inc. (“Acquisition Sub”), a subsidiary of SSAB, involving, among other things, the acquisition by Acquisition Sub of all of the outstanding common shares of IPSCO for US$160.00 in cash for each common share.

The foregoing is qualified by reference to the Press Release, which is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.

*      *      *

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction, on May 18, 2007 IPSCO filed with the United States Securities and Exchange Commission (“SEC”) a preliminary proxy statement on Schedule 14A regarding the proposed plan of arrangement.  The information contained in this preliminary filing is not complete and may be changed.  Before making any voting or investment decisions, investors and security holders are urged to read the definitive proxy statement when it becomes available and any other relevant documents filed with the SEC because they will contain important information.  The definitive proxy statement will be sent to the shareholders of IPSCO seeking their approval of the proposed transaction.  In addition you may obtain this document free of charge at the website maintained by the SEC at www.sec.gov.  Also, you may obtain documents filed with the SEC by IPSCO free of charge by requesting them in writing from 650 Warrenville Road, Suite 500, Lisle, Illinois 6053, or by telephone at (630) 810-4800.

PARTICIPANTS IN THE SOLICITATION

IPSCO and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding IPSCO’s directors and executive officers is available in IPSCO’s proxy statement for its 2007 annual meeting of shareholders, which was filed with the SEC on March 21, 2007.  Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of IPSCO shareholders in connection with the proposed transaction will be set forth in the preliminary proxy statement when it is filed with the SEC.

FORWARD-LOOKING STATEMENTS

This document and the exhibits hereto contain forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and under Canadian securities law.  The words “believe”, “expect”, “will”, “can” and other expressions that are predictions of or indicate future events, trends or prospects and which do not relate to historical matters identify forward-looking statements.  Although IPSCO and SSAB believe the anticipated future results, performance or achievements expressed or implied by the forward-looking statements and information are based upon reasonable assumptions and expectations, the reader should not place undue reliance on forward-looking statements and information because they involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the IPSCO or SSAB to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements and information.  Factors that could cause actual results to differ materially from those contemplated or implied by forward-looking statements include: weather conditions affecting the oil patch; drilling rig availability; demand for oil and gas; supply, demand and price for scrap metal and other raw materials; supply, demand and price for electricity and natural gas; demand and prices for products produced; general economic conditions; a significant change in the timing of, or the imposition of any governmental conditions; the extent and timing of our ability to obtain revenue enhancements and cost savings following the transaction; changes in financial markets, the actions of courts, government agencies, and other third parties, SSAB’s ability to implement successfully its plans and other factors.  These and other factors with respect to IPSCO are outlined in IPSCO’s regulatory filings with the Securities and Exchange Commission and Canadian securities regulators, including those in the IPSCO’s 2006 Form 10-K, and its

MD&A, particularly as discussed under the heading “Risk Factors”.  These forward-looking statements speak only as of the date of this press release.  Neither IPSCO nor SSAB undertakes any obligation to publicly update or revise any forward-looking statements or information, whether as a result of new information, future events or otherwise, except as may be required by applicable securities laws.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of IPSCO, dated June 1, 2007 regarding meeting and record dates for special meeting of shareholders to vote on proposed arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPSCO INC.

Date: June 1, 2007	By:	/s/ Leslie T. Lederer
		Name:	Leslie T. Lederer
		Title:	Vice President, General Counsel & Corporate Secretary